UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
March 20, 2020 Date of report (date of earliest event reported)
Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-49965	MGE Energy, Inc. (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53788 (608) 252-7000 | mgeenergy.com	39-2040501
000-1125	Madison Gas and Electric Company (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53788 (608) 252-7000 | mge.com	39-0444025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

MGE Energy, Inc. ☐Madison Gas and Electric Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGE Energy, Inc. ☐Madison Gas and Electric Company ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value Per Share	MGEE	The NASDAQ Stock Market

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Bylaw Amendment

On March 20, 2020, MGE Energy, Inc.'s Board of Directors approved an amendment to MGE Energy's bylaws to provide the option of holding a virtual annual shareholders meeting in addition to the traditional meeting format in which shareholders attend at a scheduled location. A copy of the amended provisions is attached as Exhibit 3.1, and a copy of the bylaws, reflecting the amendments, is attached as Exhibit 3.2.

Prior to the amendment, the bylaws provided that shareholder meeting would be held at a physical place designated by the Board of Directors, which has been the preferred method for conducting shareholder meetings. Recent governmental directives have ordered limits on the physical gathering of groups of persons. Those directives include an indefinite prohibition on gatherings of fifty or more people reflected in a March 15, 2020 Order of the Public Health Officer of Madison and Dane County Imposing a Countywide Moratorium on Mass Gatherings of 50 or More People to Mitigate the Spread of COVID-19, and an indefinite prohibition on gatherings of ten or more people set forth in a March 17, 2020 Emergency Order #5 Prohibiting Mass Gatherings of 10 People or More by the Wisconsin Department of Health Services Secretary-designee. In light of these developments, the Board believes it to be prudent to have the ability to conduct meetings by remote means of communication so as to minimize or eliminate the physical gathering of people, or for other reasons in the best interests of the shareholders.

As amended, MGE Energy's bylaws allow the Board of Directors to determine that a shareholder meeting can be conducted solely by means of remote communication, or by means of a physical meeting supplemented by remote communication, in each case in accordance with the applicable provisions of the Wisconsin Business Corporation Law. Corresponding changes were made in other sections of the bylaws to recognize the possibility of participation by means of remote communications, including the supplementing the provision addressing notices for shareholder meetings to include a description of the means by which shareholders may participate in the meeting.

Item 9.01. Financial Statements and Exhibits.

(a)Financial statements of businesses acquired: None

(b)Pro forma financial information: None

(c)Shell company transactions: None

(d)Exhibits.

Exhibit No.	Description
3.1	Amended Sections 2.01, 2.03 and 2.04 of MGE Energy, Inc. Amended and Restated Bylaws
3.2	MGE Energy, Inc. Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc. Madison Gas and Electric Company
(Registrants)

Date: March 24, 2020	/s/ Jeffrey C. Newman
Jeffrey C. Newman Executive Vice President, Chief Financial Officer, Secretary and Treasurer

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